Exhibit 3.2

TWENTIETH RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of restating its Certificate of Limited Partnership under the Missouri Uniform Limited Partnership Act, states the following:

(1)	The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership’s charter number is LP0000443.

(2)	The name and address of the limited partnership’s Missouri registered agent is:

James A. Tricarico, Jr.

12555 Manchester Road

St. Louis, MO 63131

(3)	The names and mailing addresses of the general partners are set forth on Exhibit A attached hereto. The number of general partners is 386.

(4)	The latest date upon which the limited partnership is to be dissolved is December 31, 2199.

In affirmation thereof, the facts stated above are true.

Dated: January 30, 2015

THE JONES FINANCIAL COMPANIES, L.L.L.P.

By /s/ James D. Weddle

     James D. Weddle

     Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Name	Address	City, State, Zip
1994 Inglett Family Trust	12555 Manchester Road	St. Louis, MO 63131

Acton,Orville Roy	12555 Manchester Road	St. Louis, MO 63131

Adams,Ken Douglas	12555 Manchester Road	St. Louis, MO 63131

Adams,Rodney	12555 Manchester Road	St. Louis, MO 63131

Ahrens,Concetta Angela	12555 Manchester Road	St. Louis, MO 63131

ALAN KINDSVATER REVOCABLE LIVING TRUST	12555 Manchester Road	St. Louis, MO 63131

Alex Ghobad Heidari Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Altergott,Mary Ann	12555 Manchester Road	St. Louis, MO 63131

Andersen,Kyle Christian	12555 Manchester Road	St. Louis, MO 63131

Anthony A. McBride Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Anthony Damico Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Anthony J. Sgroi Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

ANTHONY P. FULGIERI LIVING TRUST	12555 Manchester Road	St. Louis, MO 63131

Anwar,Nasheed	12555 Manchester Road	St. Louis, MO 63131

Arnone,Scott William	12555 Manchester Road	St. Louis, MO 63131

ARTHUR VICTOR RUSSELL REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Asoera,Hans Oshiorenoyai	12555 Manchester Road	St. Louis, MO 63131

Azimian,Abbas-Arthur	12555 Manchester Road	St. Louis, MO 63131

Barrows,Joseph L.	12555 Manchester Road	St. Louis, MO 63131

Bartek,Andrew Edward	12555 Manchester Road	St. Louis, MO 63131

Bartholomew,David Malcolm	12555 Manchester Road	St. Louis, MO 63131

Basler,Craig Joseph	12555 Manchester Road	St. Louis, MO 63131

Battermann,Julie G.	12555 Manchester Road	St. Louis, MO 63131

Baumhoer,Jeffrey B.	12555 Manchester Road	St. Louis, MO 63131

Bayston,Brett Gerald	12555 Manchester Road	St. Louis, MO 63131

Bee,Stephen Todd	12555 Manchester Road	St. Louis, MO 63131

Beeman,Darcy Jo	12555 Manchester Road	St. Louis, MO 63131

Bennett,Doug	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Bennett,Steven K.	12555 Manchester Road	St. Louis, MO 63131

Bertis,Kevin Thomas	12555 Manchester Road	St. Louis, MO 63131

Besmer,Michael Joseph	12555 Manchester Road	St. Louis, MO 63131

Betsinger,Gregory Stephen	12555 Manchester Road	St. Louis, MO 63131

Biedar,Bruce Wayne	12555 Manchester Road	St. Louis, MO 63131

Birch,Kevin Edward	12555 Manchester Road	St. Louis, MO 63131

Blackley,Edgar Leonard	12555 Manchester Road	St. Louis, MO 63131

Blanchard,Kenneth	12555 Manchester Road	St. Louis, MO 63131

Blough,Brian David	12555 Manchester Road	St. Louis, MO 63131

Blum,Christopher Todd	12555 Manchester Road	St. Louis, MO 63131

Boedges,Christopher Joseph	12555 Manchester Road	St. Louis, MO 63131

Boehne,Melanie Lynn	12555 Manchester Road	St. Louis, MO 63131

Bogard,Brian Ray	12555 Manchester Road	St. Louis, MO 63131

Bolton,Wayne John	12555 Manchester Road	St. Louis, MO 63131

Bonkowski,David Barrow	12555 Manchester Road	St. Louis, MO 63131

Bosch,Daniel Joseph	12555 Manchester Road	St. Louis, MO 63131

Bowling,Heath	12555 Manchester Road	St. Louis, MO 63131

Boyd,David Jay	12555 Manchester Road	St. Louis, MO 63131

Boyd,John Eric	12555 Manchester Road	St. Louis, MO 63131

Braceland,Timothy	12555 Manchester Road	St. Louis, MO 63131

Bradley A. Ytterberg Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Bradley L. Frick Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Bradshaw,Randolph Lee	12555 Manchester Road	St. Louis, MO 63131

Brian D. Ashworth Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Brian D. Buckley Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Bryan Eugene Hargiss Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Buffington,Sarah Renae	12555 Manchester Road	St. Louis, MO 63131

Callaghan,Maximilian C	12555 Manchester Road	St. Louis, MO 63131

Callahan,John Sylvester	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Carlson,Joseph Eric	12555 Manchester Road	St. Louis, MO 63131

Carroll,Douglas L	12555 Manchester Road	St. Louis, MO 63131

Carter,Patricia McCarty	12555 Manchester Road	St. Louis, MO 63131

Causey Jr,Willard Lonnie	12555 Manchester Road	St. Louis, MO 63131

Cestia III,John Burton Enoch	12555 Manchester Road	St. Louis, MO 63131

Charles E. Cloud & Christy H. Cloud Family Living Trust	12555 Manchester Road	St. Louis, MO 63131

Charles Nelson Rogers Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Charles Shannon Isaacson and Sommer L. Isaacson Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Charlton,Annette Lynn	12555 Manchester Road	St. Louis, MO 63131

Childress,Randall Victor	12555 Manchester Road	St. Louis, MO 63131

Christensen,Tony R	12555 Manchester Road	St. Louis, MO 63131

Christopher N. Lewis Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Ciapciak,Robert James	12555 Manchester Road	St. Louis, MO 63131

Clarkin,Ninoska Patricia	12555 Manchester Road	St. Louis, MO 63131

Cobb,Marc Lin	12555 Manchester Road	St. Louis, MO 63131

Connella,Eric William	12555 Manchester Road	St. Louis, MO 63131

Cook,Beth Ann	12555 Manchester Road	St. Louis, MO 63131

Cotton,Roger Matthew	12555 Manchester Road	St. Louis, MO 63131

Covey,Duane James	12555 Manchester Road	St. Louis, MO 63131

Creger,Shawn Dillon	12555 Manchester Road	St. Louis, MO 63131

Crump,Kyle Ray	12555 Manchester Road	St. Louis, MO 63131

Culleton,Patrick John	12555 Manchester Road	St. Louis, MO 63131

Damiano,Michael Angelo	12555 Manchester Road	St. Louis, MO 63131

Dan J. Timm Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Danae Domian Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Daniel Middleton and Carol Wechsler Living Trust	12555 Manchester Road	St. Louis, MO 63131

David A. Mayo and Diane M. Mayo Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

DAVID FRANCIS POWERS REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

David G. Otto Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

David II,Charles Michael	12555 Manchester Road	St. Louis, MO 63131

DAVID L. LANE REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Davis,John Todd	12555 Manchester Road	St. Louis, MO 63131

Declaration of Trust of Mark A. Eberlin	12555 Manchester Road	St. Louis, MO 63131

Dexter,Michael Paul	12555 Manchester Road	St. Louis, MO 63131

Dille,John Perrault	12555 Manchester Road	St. Louis, MO 63131

Dolan,Lisa Marie	12555 Manchester Road	St. Louis, MO 63131

DONALD JOSEPH BERGAN, JR. REVOCABLE LIVING TRUST	12555 Manchester Road	St. Louis, MO 63131

Donaldson,Brian D	12555 Manchester Road	St. Louis, MO 63131

Doran,Matthew Scott	12555 Manchester Road	St. Louis, MO 63131

DOUGLAS LEE ROSEN REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Dr. F. Katharine Warne Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Draxler,Neil Robert	12555 Manchester Road	St. Louis, MO 63131

Dugan Jr,William Wheldon	12555 Manchester Road	St. Louis, MO 63131

Dutton,Jonathan Donald	12555 Manchester Road	St. Louis, MO 63131

DuWayne E. Reichart Trust	12555 Manchester Road	St. Louis, MO 63131

EDWARD J. HOLT REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Egan Jr,Thomas Michael	12555 Manchester Road	St. Louis, MO 63131

Elaine R. Renner Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Ellis,John Lawrence	12555 Manchester Road	St. Louis, MO 63131

Elser II,John David	12555 Manchester Road	St. Louis, MO 63131

Embleton,Matthew Roy	12555 Manchester Road	St. Louis, MO 63131

Espy,Jason C	12555 Manchester Road	St. Louis, MO 63131

Ewing,James David	12555 Manchester Road	St. Louis, MO 63131

Fehr,Craig Vernon	12555 Manchester Road	St. Louis, MO 63131

Ferguson,Sean	12555 Manchester Road	St. Louis, MO 63131

Fernandez,Joan Christie	12555 Manchester Road	St. Louis, MO 63131

Finn,Timothy Vincent	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Flynn,Timothy Joseph	12555 Manchester Road	St. Louis, MO 63131

Foltz Gay,Jodi Lynn	12555 Manchester Road	St. Louis, MO 63131

Ford Jr,James Allan	12555 Manchester Road	St. Louis, MO 63131

Fortier,Mark James	12555 Manchester Road	St. Louis, MO 63131

French Sr,Kenneth Joseph	12555 Manchester Road	St. Louis, MO 63131

Garrett,Ryan D.	12555 Manchester Road	St. Louis, MO 63131

Giardino,Richard L.	12555 Manchester Road	St. Louis, MO 63131

Gibbons,John Michael	12555 Manchester Road	St. Louis, MO 63131

Glynn,Tyler D.	12555 Manchester Road	St. Louis, MO 63131

Goegan Family Trust	12555 Manchester Road	St. Louis, MO 63131

Gran-Ruaz,Thoralf Marcus	12555 Manchester Road	St. Louis, MO 63131

Gray,Gary Lynn	12555 Manchester Road	St. Louis, MO 63131

Grbac,Kimberly Jean	12555 Manchester Road	St. Louis, MO 63131

Gregory B. Dosmann Trust	12555 Manchester Road	St. Louis, MO 63131

Gregory,Wesley W.	12555 Manchester Road	St. Louis, MO 63131

Grooms,Demetrius Tyrone	12555 Manchester Road	St. Louis, MO 63131

Guebert,Jeffery Alan	12555 Manchester Road	St. Louis, MO 63131

Gunn,David Alexander	12555 Manchester Road	St. Louis, MO 63131

Hage,Ross Thomas	12555 Manchester Road	St. Louis, MO 63131

Halim,Vanessa Uzoamaka	12555 Manchester Road	St. Louis, MO 63131

Hammer,Douglas Earl	12555 Manchester Road	St. Louis, MO 63131

Hansen,Dorian Ronayne	12555 Manchester Road	St. Louis, MO 63131

Hanson,Rhonda Lynn	12555 Manchester Road	St. Louis, MO 63131

Hardt,Christopher R.	12555 Manchester Road	St. Louis, MO 63131

Hardy,Jeffrey R.	12555 Manchester Road	St. Louis, MO 63131

Hartman,Mark Ronald	12555 Manchester Road	St. Louis, MO 63131

Hatrel,Bryon John	12555 Manchester Road	St. Louis, MO 63131

Hayman,Craig	12555 Manchester Road	St. Louis, MO 63131

Heisler,Robert Eugene	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Henty,James Francis	12555 Manchester Road	St. Louis, MO 63131

Hickok,Jeffrey Kyle	12555 Manchester Road	St. Louis, MO 63131

Hoffman,Kim Bissette	12555 Manchester Road	St. Louis, MO 63131

Holder 2003 Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Hoover Jr,Charles Russell	12555 Manchester Road	St. Louis, MO 63131

Hope III,Ruben Wert	12555 Manchester Road	St. Louis, MO 63131

Hosey,Thomas Randal	12555 Manchester Road	St. Louis, MO 63131

Hrevus,Tina Marie	12555 Manchester Road	St. Louis, MO 63131

Hunter,Kent Bogan	12555 Manchester Road	St. Louis, MO 63131

Hylander,Kevin Michael	12555 Manchester Road	St. Louis, MO 63131

Ison,Stephen James	12555 Manchester Road	St. Louis, MO 63131

Iversen,Brad Christopher	12555 Manchester Road	St. Louis, MO 63131

Jack,Thomas W	12555 Manchester Road	St. Louis, MO 63131

James A. Krekeler Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

James D. Weddle Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Jansen,James David	12555 Manchester Road	St. Louis, MO 63131

Jeffrey C. Davis Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Jeffrey J. Panchot Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Jenifer L. Sutton Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Jezak-Webb,Kim Kana	12555 Manchester Road	St. Louis, MO 63131

John Beuerlein Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

John M. Keeley Trust	12555 Manchester Road	St. Louis, MO 63131

Johnson,Anthony Wayne	12555 Manchester Road	St. Louis, MO 63131

Johnson,David James	12555 Manchester Road	St. Louis, MO 63131

Johnson,Everett J	12555 Manchester Road	St. Louis, MO 63131

Jones,C. Emory	12555 Manchester Road	St. Louis, MO 63131

KATHERINE G. MAUZY REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Kathleen Askren Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Kelly,Timothy M	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Kenneth R. Cella, Jr. Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Kersey,Carmack Douglas	12555 Manchester Road	St. Louis, MO 63131

Kersting,Thomas Christopher	12555 Manchester Road	St. Louis, MO 63131

Kevin C. Haarberg Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Kevin D. Bastien Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Kevin R. Alm Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Kimberly Sue Gannon Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

King,Kenneth Glen	12555 Manchester Road	St. Louis, MO 63131

King,Michael William	12555 Manchester Road	St. Louis, MO 63131

Kitchen,Jeffrey Wayne	12555 Manchester Road	St. Louis, MO 63131

Klassen,Lisa Marie	12555 Manchester Road	St. Louis, MO 63131

Klein,Christian Guy	12555 Manchester Road	St. Louis, MO 63131

Klocke,Joseph Lawrence	12555 Manchester Road	St. Louis, MO 63131

Knyszek,Robert	12555 Manchester Road	St. Louis, MO 63131

Koestner,Eric Brian	12555 Manchester Road	St. Louis, MO 63131

Koinis,James R.	12555 Manchester Road	St. Louis, MO 63131

Kozon,Jason Michael	12555 Manchester Road	St. Louis, MO 63131

Kristin M. Johnson Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Kuehl,Steven John	12555 Manchester Road	St. Louis, MO 63131

Kunkle,Steven Glenn	12555 Manchester Road	St. Louis, MO 63131

Lamis,Eugene P.	12555 Manchester Road	St. Louis, MO 63131

Lampi,Nicholas Michael	12555 Manchester Road	St. Louis, MO 63131

Lane,Jeffrey J.	12555 Manchester Road	St. Louis, MO 63131

Lanigan,Neal J	12555 Manchester Road	St. Louis, MO 63131

Large,Daniel D	12555 Manchester Road	St. Louis, MO 63131

Laura B. Ellenhorn Revocable Trust No. 1	12555 Manchester Road	St. Louis, MO 63131

Lawrence C. Thomas Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Lenz,Melissa Oge’	12555 Manchester Road	St. Louis, MO 63131

Leonard,Kirk Michael	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Levenson,David Nathan	12555 Manchester Road	St. Louis, MO 63131

Lingley,Troy Paul	12555 Manchester Road	St. Louis, MO 63131

Locke,Kenneth M.	12555 Manchester Road	St. Louis, MO 63131

Loftus,Gavin James	12555 Manchester Road	St. Louis, MO 63131

Logan,Neal	12555 Manchester Road	St. Louis, MO 63131

Long,David Earl	12555 Manchester Road	St. Louis, MO 63131

Longenecker,A Janssen	12555 Manchester Road	St. Louis, MO 63131

Lord,Robert Joseph	12555 Manchester Road	St. Louis, MO 63131

Luebbert,Bryan Joseph	12555 Manchester Road	St. Louis, MO 63131

Lynette D. McCloud Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

MacLeod,Darryl John	12555 Manchester Road	St. Louis, MO 63131

Maddox,Rebecca Lea Ann	12555 Manchester Road	St. Louis, MO 63131

Maddux,Mary Alcott	12555 Manchester Road	St. Louis, MO 63131

Maitra,Sucharita	12555 Manchester Road	St. Louis, MO 63131

Marcus E. Johnson Living Trust	12555 Manchester Road	St. Louis, MO 63131

Mark L. Felten and Pamela S. Felten Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Mary M. Graves Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Matthew D. Collins Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

MATTHEW W. BURKEMPER REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

McBride,Kimberly Renee’	12555 Manchester Road	St. Louis, MO 63131

McCarey,John David	12555 Manchester Road	St. Louis, MO 63131

McPhillips,Janesse Kathleen	12555 Manchester Road	St. Louis, MO 63131

Melchiori,Emily J.	12555 Manchester Road	St. Louis, MO 63131

Mellon,Mark	12555 Manchester Road	St. Louis, MO 63131

Meno,John Vanderzicht	12555 Manchester Road	St. Louis, MO 63131

Merianos,Tom Anastasios	12555 Manchester Road	St. Louis, MO 63131

Merry L. Mosbacher Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

MICHAEL R. VALLEY REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Michelman,Jeremy Leland	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Miedler,Andrew Timothy	12555 Manchester Road	St. Louis, MO 63131

Mikula,Matthew James	12555 Manchester Road	St. Louis, MO 63131

Miller,Scott Andrew	12555 Manchester Road	St. Louis, MO 63131

Minehart,Andrew James	12555 Manchester Road	St. Louis, MO 63131

Mirocke Jr,Joseph Anthony	12555 Manchester Road	St. Louis, MO 63131

Moran,Robert John	12555 Manchester Road	St. Louis, MO 63131

Morgan,Carol Ann	12555 Manchester Road	St. Louis, MO 63131

Murphy,John Kennedy	12555 Manchester Road	St. Louis, MO 63131

Myers,Douglas	12555 Manchester Road	St. Louis, MO 63131

Niemann,Timothy John	12555 Manchester Road	St. Louis, MO 63131

Ohl,Jamie Burgener	12555 Manchester Road	St. Louis, MO 63131

Olsen,James John	12555 Manchester Road	St. Louis, MO 63131

Olson,Darin Dee	12555 Manchester Road	St. Louis, MO 63131

O’Neal,Edward Vazon	12555 Manchester Road	St. Louis, MO 63131

Owen,Philip Daniel	12555 Manchester Road	St. Louis, MO 63131

Pamela K. Cavness Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Parker,Michelle C.	12555 Manchester Road	St. Louis, MO 63131

Peel,Lisa Lynn	12555 Manchester Road	St. Louis, MO 63131

Pennington,Penelope	12555 Manchester Road	St. Louis, MO 63131

Peterson,Peter Christian	12555 Manchester Road	St. Louis, MO 63131

Plaskett Jr,James William	12555 Manchester Road	St. Louis, MO 63131

Poler,Steven Philip	12555 Manchester Road	St. Louis, MO 63131

Portelance,Timothy Paul	12555 Manchester Road	St. Louis, MO 63131

Posner,Scott Robert	12555 Manchester Road	St. Louis, MO 63131

Powitzky,Elizabeth Susan	12555 Manchester Road	St. Louis, MO 63131

Price Purvis Woodward Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Prucha Living Trust	12555 Manchester Road	St. Louis, MO 63131

Purdy,Todd Judson	12555 Manchester Road	St. Louis, MO 63131

Pusateri,Anthony Joseph	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Quesenberry,Jeffery Paul	12555 Manchester Road	St. Louis, MO 63131

Rahal,John F	12555 Manchester Road	St. Louis, MO 63131

Rakow,Christopher Sean	12555 Manchester Road	St. Louis, MO 63131

Raley Jr,Ray Wallace	12555 Manchester Road	St. Louis, MO 63131

Rappenecker,Jennifer Hunt	12555 Manchester Road	St. Louis, MO 63131

Rawlins,Mark Aubrey	12555 Manchester Road	St. Louis, MO 63131

Reed,Justine Louise	12555 Manchester Road	St. Louis, MO 63131

Reeser,Todd Michael	12555 Manchester Road	St. Louis, MO 63131

Reifschneider,David Lee	12555 Manchester Road	St. Louis, MO 63131

Reis,Michelle Marie	12555 Manchester Road	St. Louis, MO 63131

Revocable Living Trust Agreement of Timothy J. Kirley	12555 Manchester Road	St. Louis, MO 63131

Revocable Living Trust of Colleen Raley	12555 Manchester Road	St. Louis, MO 63131

Revocable Living Trust of Mary Beth Heying	12555 Manchester Road	St. Louis, MO 63131

Rhodes,Christopher Michael	12555 Manchester Road	St. Louis, MO 63131

RICHARD DAVID LINK REVOCABLE LIVING TRUST	12555 Manchester Road	St. Louis, MO 63131

Richard Dennis Schachner Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Riseling,Laurence Craig	12555 Manchester Road	St. Louis, MO 63131

Ritter,Jennifer Lynn	12555 Manchester Road	St. Louis, MO 63131

Rivard,Jonathan Alexander	12555 Manchester Road	St. Louis, MO 63131

Roberts,Wayne A.	12555 Manchester Road	St. Louis, MO 63131

Roberts-Pitts,Emily	12555 Manchester Road	St. Louis, MO 63131

Rodney T. Bahr Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Roger A. Belshe Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Rovers,Frederick H	12555 Manchester Road	St. Louis, MO 63131

S. Matt Heffington and Kristin E. Heffington Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Saari,Keith Andrew	12555 Manchester Road	St. Louis, MO 63131

Sachs,Brian Edward	12555 Manchester Road	St. Louis, MO 63131

Schachner,Robert Thomas	12555 Manchester Road	St. Louis, MO 63131

Schaeperkoetter,Seth Alan	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Scheer,Jonathan William	12555 Manchester Road	St. Louis, MO 63131

Schenk,Peter Carl	12555 Manchester Road	St. Louis, MO 63131

Schettler,Joseph Henry	12555 Manchester Road	St. Louis, MO 63131

Schloneger,Kevin Scott	12555 Manchester Road	St. Louis, MO 63131

Schumacher,Harry Dalton	12555 Manchester Road	St. Louis, MO 63131

SCOTT J. LAWRENCE LIVING TRUST	12555 Manchester Road	St. Louis, MO 63131

Sherwood,Steven Francis	12555 Manchester Road	St. Louis, MO 63131

Sides,Michael Lee	12555 Manchester Road	St. Louis, MO 63131

Sigmond,Mike	12555 Manchester Road	St. Louis, MO 63131

Simis,Robert Sam	12555 Manchester Road	St. Louis, MO 63131

Slein Jr,Robert James	12555 Manchester Road	St. Louis, MO 63131

Smith,James Frederick	12555 Manchester Road	St. Louis, MO 63131

Smith,Steven Paul	12555 Manchester Road	St. Louis, MO 63131

Snapp,Gregory James	12555 Manchester Road	St. Louis, MO 63131

Sobers,Anson Vincent	12555 Manchester Road	St. Louis, MO 63131

Soma,Steve Levern	12555 Manchester Road	St. Louis, MO 63131

Spanier,Craig	12555 Manchester Road	St. Louis, MO 63131

Stephen C. Ford Living Trust	12555 Manchester Road	St. Louis, MO 63131

Stephen R. Seifert Trust	12555 Manchester Road	St. Louis, MO 63131

Steven G. Carani Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Stilt,Terry Richard	12555 Manchester Road	St. Louis, MO 63131

Stringfellow,Paul Richard	12555 Manchester Road	St. Louis, MO 63131

Strizic,Derrick Darko	12555 Manchester Road	St. Louis, MO 63131

Sundararaman,Katherine Harini	12555 Manchester Road	St. Louis, MO 63131

Susan S. Venn Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Swanson,William Rauber	12555 Manchester Road	St. Louis, MO 63131

T. William Hizar, Jr. Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Terry,Daniel S.	12555 Manchester Road	St. Louis, MO 63131

The Andrew Ivan Greenberg Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

The Bradley Family Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Charles C. Orban Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Christopher F. and Martha M. Wallen Living Trust	12555 Manchester Road	St. Louis, MO 63131

The Curtis M. Lasserre and Gail C. Lasserre Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

The David R. Wenzel Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Hill Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Ken M. Dude Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Kirk and Mary Evans Family Trust	12555 Manchester Road	St. Louis, MO 63131

The L.P. Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

The Lynch Joint Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Mary Burnes Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Norman L. Eaker Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

THE REVOCABLE LIVING TRUST OF TINA R. BOWLING	12555 Manchester Road	St. Louis, MO 63131

The Revocable Trust Agreement of Michael Dryden Eberhart	12555 Manchester Road	St. Louis, MO 63131

The Rhonda L. Liesenfeld Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Robert A. Baldridge Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

The Steven C. Melichar Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

The Theresa A. Secrest Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

The Trust of John D. Lee	12555 Manchester Road	St. Louis, MO 63131

The Vincent A. Vento, Jr. Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Therese M. Schmittgens Revocable Inter Vivos Trust	12555 Manchester Road	St. Louis, MO 63131

Thoma,Scott Austin	12555 Manchester Road	St. Louis, MO 63131

Thomas Jr,Ted Robinson	12555 Manchester Road	St. Louis, MO 63131

Thomas P. Curran Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Thompson,Kevin Mark	12555 Manchester Road	St. Louis, MO 63131

Thompson,Kristie Sue	12555 Manchester Road	St. Louis, MO 63131

Thompson,Ricky Reynolds	12555 Manchester Road	St. Louis, MO 63131

Timothy C. Rogers and Kimberly Jo Rogers Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

TIMOTHY JAMES NEY REVOCABLE TRUST	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

Timothy Robert Burke Revocable Trust	12555 Manchester Road	St. Louis, MO 63131

Todd Evans Tyrie Family Trust	12555 Manchester Road	St. Louis, MO 63131

Tom Migneron Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

Trainer,Curtis Lemuel	12555 Manchester Road	St. Louis, MO 63131

Trevino,Jose Luis	12555 Manchester Road	St. Louis, MO 63131

Tricarico Jr,James A	12555 Manchester Road	St. Louis, MO 63131

Trimble,Sheila Kristine	12555 Manchester Road	St. Louis, MO 63131

Twohig,Jeffrey William	12555 Manchester Road	St. Louis, MO 63131

Van Buskirk,David Michael	12555 Manchester Road	St. Louis, MO 63131

Van Genderen,Scott D	12555 Manchester Road	St. Louis, MO 63131

Vande Slunt,Adam Randy	12555 Manchester Road	St. Louis, MO 63131

Vanderburgh,Diane Bohaker	12555 Manchester Road	St. Louis, MO 63131

Vanselow,Debbi Asmund	12555 Manchester Road	St. Louis, MO 63131

Vardeman,Cody Brandon	12555 Manchester Road	St. Louis, MO 63131

Vieth,James Travis	12555 Manchester Road	St. Louis, MO 63131

Vincent J. Ferrari Living Trust	12555 Manchester Road	St. Louis, MO 63131

Wall,Ola Antonia	12555 Manchester Road	St. Louis, MO 63131

Waller,Bruce Curtis	12555 Manchester Road	St. Louis, MO 63131

Weber,Donald Erwin	12555 Manchester Road	St. Louis, MO 63131

Weeast Sr,Jeffrey Dean	12555 Manchester Road	St. Louis, MO 63131

Wemyss,Cynthia Ann	12555 Manchester Road	St. Louis, MO 63131

Wendell E. Jones, Jr. Trust	12555 Manchester Road	St. Louis, MO 63131

Werth,Timothy James	12555 Manchester Road	St. Louis, MO 63131

Westfall,John A.	12555 Manchester Road	St. Louis, MO 63131

White,Paul David	12555 Manchester Road	St. Louis, MO 63131

Whitman,Wendell Warren	12555 Manchester Road	St. Louis, MO 63131

Wicks,Vickie V	12555 Manchester Road	St. Louis, MO 63131

Wilks,Syrrel Christian	12555 Manchester Road	St. Louis, MO 63131

William E. Fiala Trust	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

EXHIBIT A

William Jordan Welborn Revocable Living Trust	12555 Manchester Road	St. Louis, MO 63131

WILLIAM R. FRETWELL LIVING TRUST	12555 Manchester Road	St. Louis, MO 63131

Williams III,Robert West	12555 Manchester Road	St. Louis, MO 63131

Williams,Amy L.	12555 Manchester Road	St. Louis, MO 63131

Williams,Michael Ricardo	12555 Manchester Road	St. Louis, MO 63131

Williams,Robert Dwayne	12555 Manchester Road	St. Louis, MO 63131

Wilson,James Scott	12555 Manchester Road	St. Louis, MO 63131

Wise,Kellie Taylor	12555 Manchester Road	St. Louis, MO 63131

Woodward,Kathryn Ann	12555 Manchester Road	St. Louis, MO 63131

Wright,Michael James	12555 Manchester Road	St. Louis, MO 63131

Young,David L	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to the Twentieth Restated Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.